UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 30, 2002

DELPHI CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14787	38-3430473

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan	48098

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 813-2000

SIGNATURE
EXHIBIT INDEX
Statement Under Oath of Principal Execut. Officer
Statement Under Oath of Principal Execut. Officer

ITEM 9. REGULATION FD DISCLOSURE

     Pursuant to Commission Order No. 4-460, the Chief Executive Officer and Chief Financial Officer of Delphi Corporation each delivered to the Commission on July 18, 2002 statements under oath regarding facts and circumstances relating to certain of Delphi Corporation’s Exchange Act filings. The statements are attached herein as Exhibits 99(a) and 99(b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION

Date: July 30, 2002	(Registrant)

By /s/ John D. Sheehan

(John D. Sheehan, Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit No.

99 (a)	Registrant’s Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99 (b)	Registrant’s Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings